SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):

                                December 11, 2003


                          EN POINTE TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                         000-28052             75-2467002
-------------------------------   ---------------------------  -----------------
(State or other jurisdiction of     (Commission File Number)   (I.R.S Employer
        incorporation)                                       Identification No.)

         100 N. Sepulveda Blvd., 19th Floor
                  El Segundo, California                       90245
         -----------------------------------------          --------------
         (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (310) 725-5200


                                       N/A
         (Former name or former address, if changed since last report.)

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Item 7. Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired: None.

         (b) Pro Forma Financial Information: None.

         (c) Exhibits:

       Exhibit Number                    Description

            99.1         Press release of En Pointe Technologies, Inc.
                                  dated December 11, 2003.


Item 12.  Results of Operations and Financial Condition.

         On December 11, 2003, En Pointe Technologies, Inc. issued a press release to report its financial results for the quarter and year ended December 31, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EN POINTE TECHNOLOGIES, INC.


Date:  December 11, 2003               By:    /s/ Kevin D. Ayers
                                           -------------------------------
                                            Kevin D. Ayers
                                            Chief Financial Officer







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                                  EXHIBIT INDEX



        Exhibit                                                                                    Sequential
        Number                                         Description                                  Page No.
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

        99.1        Press release of En Pointe Technologies, Inc. dated December 11, 2003.                5

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